Welcome The 2020 Annual Meeting of Shareholders will begin on Friday, April 24, 2020 at 10:00 a.m. CDT First Business Financial Services, Inc.
2020 Annual Meeting of Shareholders Friday, April 24, 2020 at 10:00 a.m. CDT Agenda Legal Meeting Q&A Session You may submit questions at any time during the meeting by clicking on the messages icon in the upper right corner of meeting center screen as seen in the example below. Questions will be answered during the Q&A Session following the conclusion of the Legal Meeting. Rules of Conduct Guidelines for questions: Questions should relate to the meeting or the company’s business or strategy. Questions should not: Be unrelated to the Annual Meeting of the company’s business, operations, or strategy. Further personal interests that may not be of interest to all shareholders. Be rude or derogatory. Questions that do not follow these guidelines can be ruled out of order. Questions that are similar may be grouped together and answered once. Recording of the Annual Meeting is prohibited. A playback of the meeting will be posted on our investor website. Proposals Election of Directors: Approve the Employee Stock Purchase Plan. Approve, on a non-binding advisory basis, the compensation for our named executive officers. Ratify the appointment of Crowe, LLP as our independent registered public accounting firm for 2020. Board of Directors Laurie Benson Mark Bugher Carla Chavarria Corey Chambas Jan Eddy John Harris Ralph Kauten Tim Keane Jerry Kilcoyne Kent Lorenz Dan Olszewski Carol Sanders Senior Management Corey Chambas President & CEO, FBFS Jodi Chandler Chief Human Resources Officer Barbara Conley General Counsel Mark Meloy CEO, First Business Bank Dan Ovokaitys Chief Information Officer Brad Quade Chief Credit Officer Dave Seiler Chief Operating Officer Ed Sloane Chief Financial Officer Preliminary Results Elected Directors: Approved Employee Stock Purchase Plan. Approved, on a non-binding advisory basis, the compensation for our named executive officers. Ratified the appointment of Crowe, LLP as our independent registered public accounting firm for 2020. Forward Looking Statements When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly. (ii) Adverse changes in local, national or international economic and business conditions, could increase credit-related losses and expenses and/or limit growth. (iii) Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses. (iv) Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects. (v) Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses. (vi) Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations. (vii) Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses. (viii) Fraud, including client and system failure or breaches of our network security, including with respect to our internet banking activities, could subject us to increased operating costs and other liabilities. (ix) Failure to comply with applicable Small Business Administration ("SBA") regulations in order to maintain the eligibility of the guaranteed portion of SBA loans could lead to significant losses from denial of the guaranty. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. See Item 1A “RISK FACTORS” in our Annual Report on Form 10-K for the year ended December 31, 2019, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements. COVID-19 Employees – Safety and well-being is our #1 priority Limited lobby hours and transitioned over 90% of our employees to remote work Regular communication and weekly open Q&A with CEO Clients – Provide proactive and uninterrupted service to our clients All banking locations remain accessible, with modified hours and by appointment Unprecedented effort by team of nearly 60 employees processed over 600 Paycheck Protection Program (PPP) loan applications resulting in disbursement of approximately $325 million and impacting over 26,000 jobs. Total Shareholder Return FBIZ vs. $1B-$4B Peer Group – 2019 Performance Cumulative Change (%) 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 31-Dec 10-Jan 22-Jan 31-Jan 11-Feb 21-Feb 4-Mar 13-Mar 22-Mar 2-Apr 11-Apr 23-Apr 2-May 13-May 22-May 3-Jun 12-Jun 21-Jun 2-Jul 12-Jul 23-Jul 1-Aug 12-Aug 21-Aug 30-Aug 11-Sep 20-Sep 1-Oct 10-Oct 21-Oct 30-Oct 8-Nov 19-Nov 29-Nov 10-Dec 19-Dec 31-Dec FBIZ $1B-$4B Peer Group Median Source: S&P Global Intelligence Stock price FBIZ vs. $1B-$4B Peer Group - 2020 YTD Performance Cumulative Change (%) -20% 0% 20% 40% 60% 8-% 100% 120% 31-Dec 3-Jan 6-Jan 9-Jan 12-Jan 15-Jan 18-Jan 21-Jan 24-Jan 27-Jan 30-Jan 2-Feb 5-Feb 8-Feb 11-Feb 14-Feb 17-Feb 20-Feb 23-Feb 26-Feb 29-Feb 3-Mar 6-Mar 9-Mar 12-Mar 15-Mar 18-Mar 21-Mar 24-Mar 27-Mar 30-Mar 2-Apr 5-Apr 11-Apr 14-Apr 17-Apr 20-Apr FBIZ $1B-$4B Peer Group Median Source: S&P Global Intelligence Credit Performance through the Last Credit Cycle Net Charge-Offs / Average Loans % 0.00 0.50 1.00 1.50 2.00 2.50 3.00 Great Recession 2007 2008 2009 2010 2011 2012 2013 FBIZ U.S. Commercial Banks Source: S&P Global Intelligence Strengthened Capital Position Tangible Common Equity + ALLL / Tangible Assets % 0.00 2.00 4.00 6.00 8.00 10.00 12.00 6.07 Great Recession 9.68 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 FBIZ Source: S&P Global Intelligence Shareholder Questions You can submit questions electronically by clicking on the messages icon in the upper right corner of your meeting center screen. Additional Information Investor Relations Website: http://ir.firstbusiness.com/ Contact Us: https://firstbusiness.com/contact-us/